Exhibit 10.36

                           SECOND AMENDMENT AND WAIVER

     SECOND AMENDMENT AND WAIVER (this "Amendment"), dated as of May 22, 1998, by and among Autotote Corporation (the "Borrower"), the lenders listed on the signature pages hereto (the "Banks") and Heller Financial, Inc., as successor agent to DLJ Capital Funding, Inc. ("DLJ") (the "Agent") and as Issuing Bank. Capitalized terms that are used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement referred to below.

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of July 28, 1997 (as amended by that certain Agreement, dated as of December 19, 1997, among the Borrower, the Subsidiaries of the Borrower signatories thereto, DLJ and the Agent, the "Credit Agreement"), pursuant to which certain loans were made to, and certain letters of credit were issued for the account of, the Borrower;

     WHEREAS, the Borrower and Autotote Lottery Corporation ("Autotote"), as borrowers, certain lenders (the "Term Loan Banks") and the Agent are parties to that certain Term Loan Agreement dated as of May 22, 1998 (as amended and supplemented from time to time, the "Term Loan Agreement") pursuant to which the Term Loan Banks have agreed, subject to the terms and conditions of the Term Loan Agreement, to make a term loan to the Borrower and Autotote (jointly and severally) of up to $12,000,000 (the "Term Loan");

     WHEREAS, the Borrower has requested that the Banks consent to certain modifications and amendments to the Credit Agreement resulting from the incurrence by the Borrower and Autotote of the Term Loan and waive certain requirements set forth in Section 8.11 of the Credit Agreement, in each case as provided herein; and

     WHEREAS, subject to the terms and conditions herein, the Banks are willing to grant such consent and agree to such modifications, amendments and waiver;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

     I.   Waiver

     1. Waiver. The Banks hereby waive until June 30, 1998 compliance by the Borrower with the requirements of Section 8.11 of the Credit Agreement that its new Subsidiaries, SJC Video Corporation and Autotote Panama Corporation, execute and deliver certain Security Documents.

     II.  Amendments and Modifications to the Credit Agreement

     1. On and after the  Amendment  Effective  Date (as  hereinafter  defined),
Section 4.02(e) of the Credit Agreement is hereby amended to provide in its entirety as follows:

          "(e) Mandatory prepayments to be applied pursuant to this Section 4.02(e) shall be applied as follows: (i) first, to prepay Swingline Loans;
     (ii) second, to prepay Revolving Loans and to permanently reduce the Revolving Loan Commitment in the amount prepaid; (iii) third, to cash collateralize Letters of Credit in a manner reasonably satisfactory to the Agent; (iv) fourth, to prepay any outstanding Indebtedness under the Term Loan Agreement as provided in Section 2.2 thereof; and thereafter, the Revolving Loan Commitment will be permanently reduced in an amount equal to the amount remaining, if any, after application of amounts required to be prepaid pursuant to clauses (i), (ii), (iii) and (iv) above. Amounts applied pursuant to this Section 4.02(e) may not be reborrowed. Notwithstanding the provisions of Sections 4.02(b), (c) and (d), proceeds from the incurrence of Indebtedness for borrowed money by Autotote or any of its Subsidiaries, the sale of assets or the capital stock or newly issued shares of Autotote or any of its Subsidiaries or any Recovery Event with respect to the assets of Autotote or its Subsidiaries, shall be applied in accordance with Sections 2.2(b), (c) and (d) of the Term Loan Agreement."

     2. On and after the Amendment Effective Date, clause (x) of the proviso set forth in Section 9.01(viii) of the Credit Agreement is hereby amended to provide in its entirety as follows:

     "(x) such Liens only secure payment of such purchase Indebtedness and".

     3. On and after the Amendment Effective Date, Section 9.01(xv) of the Credit Agreement is hereby amended by inserting the following immediately after the word "outstanding" appearing therein:

     "; and"

and inserting the following new clause (xvi):

          "(xvi) Liens created pursuant to the Term Loan Agreement and the Security Documents (as defined in the Term Loan Agreement) related thereto."

     4. On and after the Amendment Effective Date, Section 9.02(i) of the Credit Agreement is hereby amended by inserting the following immediately after "such Person's business" in the parenthetical contained therein:

     "but excluding any sale of the Caliente System permitted under Section 9.02(viii)".

     5. On and after the Amendment Effective Date, Sections 9.05(vi) and 9.05(vii) of the Credit Agreement are hereby amended to provide in their entirety as follows:

          "(vi) Indebtedness evidenced by Capital Lease Obligations or subject to Liens permitted under Section 9.01(viii) so long as the aggregate outstanding principal amount thereof at any time does not exceed $25,000,000;

          (vii) [Intentionally Deleted]"

     6. On and after the Amendment Effective Date, Section 9.05(xi) of the Credit Agreement is hereby amended by inserting the following immediately after the word "therefrom" appearing therein:

     "; and"

and inserting the following new clause (xii):

     "(xii) Indebtedness under the Term Loan Agreement and the Security Documents (as defined in the Term Loan Agreement) related thereto."

     7. On and after the Amendment Effective Date, Section 10.04 of the Credit Agreement is hereby amended by inserting the following immediately after "at least $1,000,000" appearing therein:

     "and provided further, that a default under Section 9.5 of the Term Loan Agreement shall not be a Default or an Event of Default under this Section
     10.04 if the principal of and any accrued interest under the Term Loan (as defined in the Term Loan Agreement) and the Term Notes (as defined in the Term Loan Agreement) and all other Obligations (as defined in the Term Loan Agreement) under the Term Loan Agreement are repaid within ten (10) business days following the occurrence of such default".

     III. Miscellaneous

     1. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts).

     2. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Amendment.

     3. The Credit Agreement, the Notes and each of the other Credit Documents, as modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     4. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a modification, acceptance or waiver of any right, power or remedy of the Banks under any of the Credit Documents, nor constitute a modification, acceptance or waiver of any provision of any of the Credit Documents.

     5. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     6. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely in such State.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       AUTOTOTE CORPORATION


                                       By ___________________________
                                       Name:
                                       Title:

                                       HELLER FINANCIAL, INC.,
                                         as Agent and a Bank


                                       By_______________________________________
                                       Name:
                                       Title:

                                       DLJ CAPITAL FUNDING, INC.,
                                         as a Bank


                                       By_______________________________________
                                       Name:
                                       Title: